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Exhibit 10.1
SEPARATION AGREEMENT & GENERAL RELEASE OF ALL CLAIMS
This General Release of all Claims (this “Agreement”) is entered into by Karsten
Voermann (the “Executive”) and GoodRx, Inc., a Delaware corporation (the “Corporation”), effective as of the Effective Date as defined herein. In consideration of the promises set forth herein, the Executive and the Corporation agree as follows:
1.Termination and Return of Property. The Executive’s employment with the
Corporation in any capacity has terminated effective January 17, 2025 (“Separation Date”). All files, access keys and codes, desk keys, ID badges, computers, records, manuals, electronic devices, computer programs, papers, electronically stored information or documents, telephones and credit cards, and any other property of the Corporation or any affiliate thereof previously in the Executive’s possession or control has been returned to the Corporation or will be returned on or before the Separation Date.
2.Separation Benefits. As consideration for Executive’s execution, performance, and non-revocation of this Agreement, and contingent upon Executive’s continued compliance with Section 3 below and the provisions of his executed Proprietary Information and Invention
Assignment Agreement (“PIIA”), the Corporation shall provide Executive with the following:
(a)Incentive Bonus: Subject to approval by the Board of Directors, the Executive will remain eligible for payment of an Incentive Bonus targeted at one hundred percent (100%) of Executive’s annual Base Salary pursuant to Paragraph 3.2 of his March 4, 2024, Employment Agreement (“Employment Agreement”), except that such Paragraph 3.2 is amended to strike the phrase “subject to the Executive’s continued employment by the Corporation or its affiliates through the payment date.” For the avoidance of doubt, this means that the Executive will remain eligible after the Separation Date for payment of an Incentive Bonus for 2024 in an amount determined by the Board of Directors based upon achievement of applicable Company performance goals, which shall be paid as soon as practicable following the Board’s approval of the amount of the Incentive Bonus, but in any case, no later than March 15, 2025.
(b)Option Exercise Extension: Subject to approval by the Board of Directors,
Executive will be granted an extension of up to twelve (12) months after the
Separation Date to exercise any vested, unexercised option shares granted under any GoodRx Holdings, Inc. Equity Incentive Plan, regardless of any language in the Plans or option agreement(s) that may specify a shorter exercise period. To the extent that Executive does not exercise such options by the end of this 12-month period, all remaining vested but unexercised option shares will be canceled, and all option agreements will terminate. As of the Separation Date, any unvested
RSUs granted to the Executive under any GoodRx Holdings, Inc. stock plans will be canceled, and Executive will have no further rights with respect to those unvested RSUs.
Other than as set forth in this Paragraph 2, Executive acknowledges that he has no other rights, title or interest in any other options or shares of capital stock of the

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Company or GoodRx Holdings, Inc. or other securities therein and no other rights to purchase any such securities. Further, except as set forth herein, Executive shall have no further rights to any compensation or any other benefits under the
Employment Agreement, or any other agreements, from and after the Separation
Date. Executive agrees that he is not entitled to Salary Severance or other separation benefits contemplated in and under the conditions set forth in his Employment
Agreement given the voluntary nature of his separation of employment; however, for the avoidance of doubt, Executive expressly waives any right to such Salary
Severance or other separation benefits as set forth in the Employment Agreement.
3.General Release and Waiver of Claims.
(a)Release By Executive. Having consulted with counsel, the Executive, on behalf of himself and each of his respective heirs, executors, administrators, representatives, agents, insurers, successors and assigns (collectively, and including the Executive, the
“Releasors”) hereby irrevocably and unconditionally releases and forever discharges the
Corporation, its parents (including GoodRx Holdings, Inc. (“Holdings”)), subsidiaries and affiliates and each of their respective officers, employees, directors, members, shareholders, parents, subsidiaries and agents (collectively, the “Releasees”) from any and all claims, actions, causes of action, rights, judgments, obligations, damages, demands, accountings or liabilities of whatever kind or character (collectively, “Claims”), which the Executive now has or may hereafter have against the Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof (including, without limitation, any
Claims under any federal, state, local or foreign law that they may have, or in the future may possess, arising out of the Executive’s employment relationship with and service as an employee, officer or director of the Corporation, its parent entity (including Holdings) or any other subsidiaries of such parent entity, and the termination of such relationship or service);
provided, however, that the Executive does not release, discharge or waive any rights to (i)
payments and benefits provided under this Agreement or under any other agreement between
Executive and any of the Releasees that would, by their nature, survive the termination of employment, (ii) equity and other securities of Holdings or rights under agreements with any of the Releasees related to the Executive’s equity securities of Holdings (unless modified by this agreement), (iii) benefit claims under any employee benefit plans in which Executive is a participant by virtue of his employment with the Corporation arising after the execution of this
Agreement by Executive, (iv) any indemnification, advance or reimbursement rights the
Executive may have in accordance with applicable law, indemnification agreements, certificate of incorporation or bylaws of Corporation, or under any director and officer liability insurance or other insurance maintained by the Corporation or a parent entity with respect to liabilities arising as a result of the Executive’s service as an officer and employee of such entities, and (v)
claims that cannot be waived by an employee under applicable law. This Paragraph 3(a) does not apply to any Claims that the Executive may have as of the date the Executive signs this
Agreement arising under the Federal Age Discrimination in Employment Act of 1967, as
amended, and the applicable rules and regulations promulgated thereunder (“ADEA”) or any other claims that may not be released as a matter of law. Claims arising under ADEA are addressed in Paragraph 3(c) of this Agreement.

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(b)Unknown Claims. The Executive acknowledges that he may hereafter discover Claims or facts in addition to or different from those which the Executive now knows or believes to exist with respect to the subject matter of this release and which, if known or suspected at the time of executing this release, may have materially affected this release or the
Executive’s decision to enter into it. Nevertheless, the Executive hereby waives any right or
Claim that might arise as a result of such different or additional Claims or facts. In addition, the
Executive, on behalf of himself and the other Releasors, hereby waives any and all rights and benefits conferred upon him and the other Releasors by the provisions of Section 1542 of the
Civil Code of the State of California, which provides as follows:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS
THAT THE CREDITOR OR RELEASING PARTY DOES NOT
KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT
THE TIME OF EXECUTING THE RELEASE AND THAT, IF
KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY
AFFECTED HIS OR HER SETTLEMENT WITH THE
DEBTOR OR RELEASED PARTY.
(c)Specific Release of ADEA Claims. In further consideration of the payments and benefits provided to the Executive under this Agreement, the Executive, on behalf of himself and the other Releasors, hereby unconditionally releases and forever discharges the
Releasees from any and all Claims arising under ADEA that the Releasors may have as of the date the Executive signs this Agreement. By signing this Agreement, the Executive hereby acknowledges and confirms the following:
i.the Executive was advised by the Corporation in connection with his termination to consult with an attorney of his choice prior to signing this
Agreement and to have such attorney explain to the Executive the terms of this Agreement, including, without limitation, the terms relating to the
Executive’s release of claims arising under ADEA;
ii.the Executive was given a period of not fewer than twenty-one (21) days to consider the terms of this Agreement and to consult with an attorney of his/
her choosing with respect thereto;
iii.having read the terms of this Agreement, the Executive understands its terms and effects, and the Executive knowingly and voluntarily accepts the terms of this Agreement; and
iv.the Executive is providing this release and discharge only in exchange for consideration in addition to anything of value to which the Executive is already entitled, and acknowledges such consideration is adequate and satisfactory to the Executive.
The Executive also understands that he has seven (7) days following the date on which he signs this Agreement within which to revoke the release contained in this paragraph, by providing the Corporation with a written notice of his revocation of the release and waiver contained in this paragraph. Any revocation must be in writing to Gracye Cheng, General
Counsel & SVP, via electronic mail at gracye@goodrx.com, on or before 5:00 p.m. Pacific
Time on the seventh day after this Agreement is executed by the Executive. If this Agreement

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is not revoked during this seven (7) day period, this Agreement shall be effective on the 8th day following the date of Executive’s execution of this Agreement (the “Effective Date”).
(d)No Assignment. The Executive represents and warrants that he has not assigned or otherwise transferred any of the Claims being released under this Agreement. The
Corporation may assign this Agreement, in whole or in part, to any affiliated entity, including subsidiaries of the Corporation, or any successor in interest to the Corporation.
4.            Proceedings.
(a)General Agreement Relating to Proceedings. The Executive has not
filed, and except as provided in Paragraphs 4(b) and 4(c), the Executive agrees not to initiate or cause to be initiated on his behalf, any complaint, charge, claim or proceeding that is released hereunder against any party released herein before any local, state or federal agency, court or other body, other than with respect to the obligations of the Corporation or any other party released herein to the Executive under this Agreement or any indemnification or other rights the Executive may have as listed in Paragraph 3(a) (each, individually, a “Proceeding”), and agrees not to participate voluntarily in any Proceeding. The Executive waives any right he may have to benefit in any manner from any relief (whether monetary or otherwise) arising out of any Proceeding.
(b)Proceedings Under ADEA. Paragraph 4(a) shall not preclude the
Executive from filing any complaint, charge, claim or proceeding challenging the validity of the Executive waiver of Claims arising under ADEA (which is set forth in Paragraph 3(c) of this Agreement). However, both the Executive and the Corporation confirm their belief that the Executive’s waiver of claims under ADEA is valid and enforceable, and that their intention is that all claims under ADEA will be waived.
(c)Certain Administrative Proceedings. In addition, Paragraph 4(a) shall not preclude the Executive from filing a charge with, or participating in any administrative investigation or proceeding by, the Equal Employment Opportunity Commission, the SEC,
FINRA, or any other Government Agencies or fair employment agency, without notice to the
Company; (2) exercising any protected rights, to the extent such rights cannot be waived by agreement; (3) discussing or disclosing information about unlawful acts in the workplace, such as harassment, discrimination or any other conduct or employment practice that Executive has reason to believe is unlawful or another fair employment practices agency. The Executive is, however, waiving his right to recover money in connection with any such charge or investigation to the extent released hereunder. The Executive is also waiving his right to recover money in connection with a charge filed by any other entity or individual, or by any federal, state or local agency to the extent released hereunder.
5.Exceptions. Notwithstanding anything in this Agreement to the contrary, nothing contained in this Agreement shall prohibit the Executive from (i) filing a charge with, reporting possible violations of federal law or regulation to, participating in any investigation by, or cooperating with any governmental agency or entity or making other disclosures that are protected under the whistleblower provisions of applicable law or regulation and/or (ii)
communicating directly with, cooperating with, or providing information (including trade secrets) in confidence to, any federal, state or local government regulator (including, but not

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limited to, the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading
Commission, or the U.S. Department of Justice) for the purpose of reporting or investigating a suspected violation of law, or from providing such information to the Executive’s attorney or in a sealed complaint or other document filed in a lawsuit or other governmental proceeding.
Pursuant to 18 USC Section 1833(b), the Executive will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made: (x)
in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law;
or (y) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Nothing in this Agreement prevents the Executive from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that the Executive has reason to believe is unlawful.
6.Cooperation. The Executive and Corporation agree that certain matters in which the Executive has been involved during the Executive’s employment, including any litigation or disputes involving the Corporation related to matters in which the Executive has been involved, may need the Executive’s cooperation with the Corporation in the future.
Accordingly, for a period of 12 months after the Separation Date, to the extent reasonably requested by the Corporation, the Executive shall cooperate with the Corporation and appear as a witness, if necessary, regarding matters arising out of or related to the Executive’s service to the Corporation, provided that the Corporation shall make reasonable efforts to minimize disruption of the Executive’s other activities. The Corporation shall reimburse the Executive for reasonable expenses incurred in connection with this cooperation.
7.Severability Clause. In the event that any provision or part of this Agreement is found to be invalid or unenforceable, only that particular provision or part so found, and not the entire Agreement, shall be inoperative.
8.Non-Admission. Nothing contained in this Agreement shall be deemed or construed as an admission of wrongdoing or liability on the part of the Corporation or Executive.
9.Governing Law and Forum. This Agreement and all matters or issues arising out of or relating to this Agreement shall be governed by the laws of the State of
California applicable to contracts entered into and performed entirely therein. Any action to enforce this Agreement shall be brought solely Los Angeles, California.
10.Arbitration. Any dispute or controversy arising under or in connection with this Agreement or otherwise in connection with the Executive’s employment by the
Corporation that cannot be mutually resolved by the parties to this Agreement and their respective advisors and representatives shall be settled exclusively by arbitration in accordance with the provisions of Section 16 of the Employment Agreement.
11.Notices. Notices under this Agreement must be given as is specified in Section
17 of the Employment Agreement.
THE EXECUTIVE ACKNOWLEDGES THAT HE HAS READ
THIS AGREEMENT AND THAT HE FULLY KNOWS,
UNDERSTANDS AND APPRECIATES ITS CONTENTS, AND

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THAT HE HEREBY EXECUTES THE SAME AND MAKES THIS
AGREEMENT AND THE RELEASE AND AGREEMENTS
PROVIDED FOR HEREIN VOLUNTARILY AND OF HIS OWN
FREE WILL.
This Agreement is acceptable to you, the Executive, please sign below no later than
5:00 pm Pacific Time on February 7, 2025. If the Agreement is not signed by this date and time, it will be automatically withdrawn and invalid.
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the dates set forth below.
“CORPORATION”

By:	/s/ Gracye Cheng
Gracye Cheng

Its:	General Counsel & SVP

Dated:	1/17/2025
“EXECUTIVE”

/s/ Karsten Voermann
Karsten Voermann

Dated:	1/17/2025